UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 18, 2026

GROVE COLLABORATIVE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40263	88-2840659
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 Sansome Street San Francisco, California	94111
(Address of principal executive offices)	(Zip Code)
(800) 231-8527
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001	GROV	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 18, 2026, Tom Siragusa, the Chief Financial Officer and Principal Financial Officer of Grove Collaborative Holdings, Inc. (the “Company”), gave notice of his intention to resign as an officer and employee of the Company to pursue another opportunity. Mr. Siragusa will remain in his position until August 16, 2026 (the “Effective Date”). Mr. Siragusa’s departure is not the result of any disagreement with the Company or any matter related to the Company’s operations, policies or practices, including its accounting principles, financial statements or financial disclosures.

The Company is initiating a search to identify a successor Chief Financial Officer.

Item 5.07 Submission of Matters to a Vote of Security Holders

The Company held its 2026 annual meeting of stockholders on June 18, 2026 (the “Annual Meeting”). On April 24, 2026, the record date for the Annual Meeting, there were entitled to vote 42,028,075 shares of Class A Common Stock which has 1 vote per share, 10,000 shares of Series A Convertible Preferred Stock with a ratio of 473.9336 votes per share and 15,000 shares of Series A' Preferred Stock with a ratio of 517.384 votes per share. Shares representing 41,783,964, or approximately 76.6%, of the total voting power were represented at the meeting in person or by proxy, constituting a quorum. The number of votes cast for or against, as well as abstentions and broker non-votes, if applicable, in respect of each such matter is set forth below:

Proposal 1: Election of Directors.

The Company’s stockholders elected the following nominees to serve as Class I directors until the 2029 annual meeting of stockholders. The votes regarding the election of directors were as follows:

Director	Votes For	Votes Withheld	Broker Non-Votes
Larry Cheng	28,636,819	220,273	12,926,872
Stuart Landesberg	28,773,075	84,017	12,926,872
Kristine Miller	28,788,043	69,049	12,926,872

Proposal 2: Ratification of Appointment of Baker Tilly US, LLP.

The Company’s stockholders ratified the selection of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The votes regarding this proposal were as follows:

Votes For	Votes Against	Abstentions
41,099,169	43,643	641,152

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GROVE COLLABORATIVE HOLDINGS, INC.

By:	/s/ Scott Giesler
Name:	Scott Giesler
Title:	Chief Legal Officer and Secretary
Date: June 23, 2026